EXHIBIT 99.2
                                 ------------

                               The Swap Contract

                         IXIS FINANCIAL PRODUCTS INC.
                        9 West 57th Street, 36th Floor
                           New York, New York 10019
              Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194


DATE:          February 28, 2006

TO:            Swap Trust,
               IndyMac INDX Mortgage Loan Trust 2006-AR2
               c/o Deutsche Bank National Trust Company
               1761 East St. Andrew Place,
               Santa Ana, California 92705-4934,
               Attention:  Trust Administration; IN06A2
               FAX: (714) 247-6470
               ("Party B")


FROM:          IXIS Financial Products Inc.
               9 West 57th Street, 36th Floor
               New York, New York 10019
               Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194
               ("Party A")

RE:            Interest Rate Swap Transaction


Dear Sir or Madam:

      The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

      The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of February 28, 2006, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

    General Terms
    -------------

       Trade Date:              23 February, 2006

       Termination Date:        25 February,  2009,  subject to  adjustment in
                                accordance  with the  Following  Business  Day
                                Convention.

       Notional Amount:         See Schedule A attached hereto.

    Floating Amounts I:

       Floating Rate Payer I:   Party B

       Effective Date for       25 March, 2006
       Floating Amounts I:

       Floating Rate Payer I    USD  159,000.   Party  B  shall  cause  Lehman
       Upfront Payment:         Brothers  Holdings Inc. to pay, to Party A the
                                Floating Rate Payer I Upfront Payment on or prior to February 28, 2006.

       Floating Rate Payer I    The  25th  day of each  month  of  each  year,
       Period End Dates:        commencing  on April 25, 2006 to and including
                                the Termination Date, with no adjustment to Period End Dates.

       Floating Rate Payer      Early   Payment,    one   (1)   Business   Day
       I Payment Dates:         immediately   preceding   each  Floating  Rate
                                Payer I Period End Date,  commencing  on April
                                 24, 2006.

       Floating Rate Option:    The  Repricing  Index,  which shall be defined
                                as the 12-MTA  Index as published by Bloomberg
                                Financial  Services Inc.  ("Bloomberg").  (The
                                relevant  Repricing  Index  can  be  found  by
                                typing   "12MTA",    {Index},    {GO}).    The
                                Repricing  Index  applicable  to a Reset  Date
                                shall be the rate Bloomberg  publishes for the
                                12-MTA as of the  calendar  month  immediately
                                preceding  that  Reset  Date,  or, if the rate
                                for  the  12-MTA  is not  published  within  5
                                Business  Days after the Reset Date,  then the
                                Calculation  Agent shall  determine the 12-MTA
                                rate  in   accordance   with   the   following
                                fallback provisions:

                                A.    General Procedure:
                                      ------------------

                                If on any Reset Date the rate for the
                                Repricing Index applicable to that Reset
                                Date as specified in this Confirmation has not been posted by Bloomberg, then the Calculation Agent may calculate an alternate index for the Repricing Index based on the 12 Month Treasury Average ("12-MTA") as set forth in this section. The 12-MTA is the 12 month average of the monthly average yields of U.S. Treasury securities adjusted to a constant maturity of one year ("1-Year CMT"). The 12-MTA will be calculated as the alternate for


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                                the Repricing Index applicable
                                to a Reset Date by summing the monthly
                                average rates for 1-Year CMT observations for the appropriate 12 calendar months, dividing by 12, and rounding the resulting numbers to the 3rd decimal place.

                                For any designated Reset Date, the
                                appropriate 12 months for the calculation specified in this subsection shall be the 12 preceding consecutive months ending on, and including, the calendar month that is immediately preceding that Reset Date.

                                For the purposes of the calculation
                                specified in this subsection, the monthly average 1-Year CMT rate for each of the 12 consecutive calendar months will be obtained from the H.15 Federal Reserve Statistical Release data (or any successor thereto).

                                B. Absence of a Monthly Rate:
                                   --------------------------

                                If on any Reset Date, the conditions
                                specified in subsection A exist, and the monthly average 1-Year CMT rate for any month in the applicable 12 calendar month period necessary to make the calculation specified in subsection A is no longer available from the H.15 Federal Reserve Statistical Release data (or any successor thereto), the Calculation Agent will calculate the monthly average 1-Year CMT rate for any such missing month(s) from the daily rate of the 1-Year CMT obtained from the H.15 Federal Reserve Statistical Release data (or any successor thereto) as follows:

                                1. adding together the daily 1-year CMT
                                   rates (one for each New York Fed Business
                                   Day) for that calendar month posted under each New York Fed Business Day heading for the following row "Treasury Constant Maturities," Nominal 10", "1-year", or any successor designation, row or source;

                                2. dividing the resulting sum by the total
                                   number of daily 1-Year CMT rates
                                   published for that calendar month; and

                                3. rounding the resulting number to the 2nd
                                   decimal place.

                                C. Absence of a Daily Rate:
                                   ------------------------

                                If on any Reset Date, the conditions
                                specified in subsection B exist, and the 1-Year CMT daily rate necessary to make the calculation specified in subsection B for the missing rate(s) for such months(s) is not available from the H.15 Federal Reserve Statistical Release data (or any successor thereto) for any one or more New York Fed Business Days in such month(s) ("Unposted Day(s)") for any reason, then the Calculation Agent may within its sole discretion elect to either (i) wait for the Board of Governors of the Federal Reserve System, or the United States Department of

                                Treasury, to publish a daily 1-Year CMT rate for the Unposted Day(s), or (ii) determine a substitute 1-Year CMT daily rate for the Unposted Day(s), using the mechanism described in the definition of "USD-CMT-T7051" contained in the Definitions, provided however, that all references to "Designated Maturity" shall be deemed references to 1-Year CMT; "Representative Amount" shall mean the Notional Amount, and in the event United States government securities dealers in New York City are not available, the Calculation Agent may select other United States government securities dealers. If the Calculation Agent elects to wait for the Board of Governors of the Federal Reserve System, or the United States Department of Treasury, to post a 1-Year CMT daily rate for the Unposted Day(s) and neither has done so by the day that is five Business Days preceding the Payment Date, then the Calculation Agent shall determine a substitute 1-Year CMT daily rate for the Unposted Day(s). The Calculation Agent shall then calculate the monthly 1-Year CMT rate as described in subsection B, using either the 1-Year CMT daily rate(s) that Board of Governors of the Federal Reserve System, or the United States Department of Treasury, posts late or such substitute 1-Year CMT daily rate(s), as applicable, for the Unposted Day(s).

                                D.    Changes to the 12-MTA Index:
                                      ----------------------------

                                If on or prior to any Reset Date, either the Calculation Agent or Party B determines in good faith that a material change in the formula for or the method of calculating the Repricing Index has occurred (so that such index no longer fairly represents the value of the Repricing Index as contemplated by the parties hereto), such party shall give written notice thereof to the other party no later than two (2) Business Days prior to the Floating Rate Payer I Payment Date. If the other party agrees, then the Repricing Index applicable to the Reset Date shall be recalculated by the Calculation Agent pursuant to the procedures set forth in this Confirmation for the calculation of an alternate index to the Repricing Index. If the parties cannot come to an agreement with respect to the appropriate index value within one (1) Business Day, then the index value will be determined based on quotations obtained from five leading Reference Banks pursuant to the procedures set forth under "Calculation Agent" below.

       Spread:                  60.95 basis points

       Floating Rate Day Count  30/360
       Fraction:

       Reset Date:              In respect of each Floating Rate Payer
                                I Payment Date, the first calendar day of the calendar month of such Floating Rate

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                                Payer I Payment Date, commencing with April
                                01, 2006.



    Floating Amounts II:

       Floating Rate Payer II:  Party A

       Effective Date for       27 March, 2006
       Floating Amounts II:

       Floating Rate Payer II   The  25th  day of each  month  of  each  year,
       Period End Dates:        commencing  on April 25, 2006 to and including
                                the Termination Date, subject to adjustment in accordance with the Following Business
                                Day Convention.

       Floating Rate Payer      Same as Floating Rate Payer I Payment Dates.
       II Payment Dates:

       Floating Rate Option:    USD-LIBOR-BBA

       Designated Maturity:     One (1) month

       Spread:                  Inapplicable

       Floating Rate Day Count  Actual/360
       Fraction:

       Reset Date:              The first day of each Calculation Period

          Compounding:          Inapplicable

          Business Day:         Any  day  other  than  (i)  a  Saturday  or  a
                                Sunday,   or  (ii)  a  day  on  which  banking
                                institutions in the States of New York or California are closed.

2. Procedural Terms:
   -----------------
       Calculation Agent:       Party A



                                  If Party B objects to any calculation by the Calculation Agent hereunder, Party B shall inform the Calculation Agent of its objection within two (2) Business Days, provided, however such objection may be raised no later than three (3) Business Days prior to the relevant Payment Date, following delivery of notice ("payment notice") from the Calculation Agent specifying the amounts of payments then due. The Calculation Agent shall use its best efforts to deliver the payment notice by no later than five (5) Business Days prior to the relevant Payment Date or as soon as reasonably practicable thereafter. Upon the receipt of such notice of objection by the Calculation Agent, the Parties shall confer in good faith to resolve the dispute. If the Parties cannot come to an agreement with respect to the disputed calculation within one (1) Business Day, any disputed interest rates, index values or dollar amounts (each, "Disputed Amount"), as the case may be, shall be determined by the Calculation Agent by obtaining quotations for such Disputed Amounts from five leading Reference Banks using "mid" as the relevant quotations, discarding the highest and lowest quotations and taking the average of the three remaining quotations if five quotations are provided. If at least three, but fewer than five quotations are provided for a Disputed Amount, such amount shall be the arithmetic mean of the quotations. If fewer than three quotations are provided, the Disputed Amount shall be determined by the Calculation Agent in good faith and in a commercially reasonable manner.

       Offices:                   The Office of Party A for the Swap
       --------
                                  Transaction is New York
      Account Details:
      ----------------

            Payments to Party A:  CITIBANK N.A.

                                  ABA# 021-000-089

                                  Account No.: 36216161

                                  A/C IXISFP

            Payments to Party B:  Deutsche Bank Trust Company Americas
                                  ABA# 021001033
                                  Account# 01419663
                                  Account Name: NYLTD Funds Control/Stars West
                                  Ref: IndyMac INDX 2006-AR2 (All Offered
                                  Certificates)

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

                                IXIS Financial Products Inc.
                                    (212) 891-0660 (fax)
                                   Attn: Swap Operations



IXIS Financial Products Inc.

By: /s/ Vasanth K. Victor
    ---------------------------------------
    Authorized Signatory

By: /s/ Christopher Hayden
    ---------------------------------------
    Authorized Signatory



Accepted and confirmed as of the Trade Date written above:

Swap Trust,
IndyMac INDX Mortgage Loan Trust 2006-AR2
By: Deustche Bank National Trust Company, not in its individual capacity, but solely as Swap Trustee



By:  /s/ Jennifer Hermansader
     --------------------------------------
   Name:  Jennifer Hermansader
   Title: Associate

SCHEDULE A to the Confirmation dated as of February 28, 2006, Amortization
Schedule:
      -------------------------------------------------------------
          Calculation         Calculation
        Period from and    Period up to but     Notional Amount
          including*          excluding*             (USD)
      -------------------------------------------------------------
           25-Mar-06           25-Apr-06        $  1,695,142,238.17
      -------------------------------------------------------------
           25-Apr-06           25-May-06        $  1,658,694,160.08
      -------------------------------------------------------------
           25-May-06           25-Jun-06        $  1,623,120,803.35
      -------------------------------------------------------------
           25-Jun-06           25-Jul-06        $  1,588,317,154.78
      -------------------------------------------------------------
           25-Jul-06           25-Aug-06        $  1,554,265,887.42
      -------------------------------------------------------------
           25-Aug-06           25-Sep-06        $  1,520,950,718.28
      -------------------------------------------------------------
           25-Sep-06           25-Oct-06        $  1,488,354,623.15
      -------------------------------------------------------------
           25-Oct-06           25-Nov-06        $  1,456,461,247.57
      -------------------------------------------------------------
           25-Nov-06           25-Dec-06        $  1,425,251,821.09
      -------------------------------------------------------------
           25-Dec-06           25-Jan-07        $  1,394,705,061.34
      -------------------------------------------------------------
           25-Jan-07           25-Feb-07        $  1,364,911,073.01
      -------------------------------------------------------------
           25-Feb-07           25-Mar-07        $  1,335,782,019.65
      -------------------------------------------------------------
           25-Mar-07           25-Apr-07        $  1,307,191,218.20
      -------------------------------------------------------------
           25-Apr-07           25-May-07        $  1,279,215,426.07
      -------------------------------------------------------------
           25-May-07           25-Jun-07        $  1,251,842,420.24
      -------------------------------------------------------------
           25-Jun-07           25-Jul-07        $  1,225,058,995.91
      -------------------------------------------------------------
           25-Jul-07           25-Aug-07        $  1,198,354,219.03
      -------------------------------------------------------------
           25-Aug-07           25-Sep-07        $  1,172,133,381.03
      -------------------------------------------------------------
           25-Sep-07           25-Oct-07        $  1,146,494,599.68
      -------------------------------------------------------------
           25-Oct-07           25-Nov-07        $  1,109,524,268.17
      -------------------------------------------------------------
           25-Nov-07           25-Dec-07        $  1,066,566,985.21
      -------------------------------------------------------------
           25-Dec-07           25-Jan-08        $  1,023,617,859.24
      -------------------------------------------------------------
           25-Jan-08           25-Feb-08        $    980,944,899.00
      -------------------------------------------------------------
           25-Feb-08           25-Mar-08        $    939,266,363.93
      -------------------------------------------------------------
           25-Mar-08           25-Apr-08        $    899,256,811.51
      -------------------------------------------------------------
           25-Apr-08           25-May-08        $    860,758,732.79
      -------------------------------------------------------------
           25-May-08           25-Jun-08        $    823,091,303.02
      -------------------------------------------------------------
           25-Jun-08           25-Jul-08        $    786,042,703.69
      -------------------------------------------------------------
           25-Jul-08           25-Aug-08        $    749,526,712.51
      -------------------------------------------------------------
           25-Aug-08           25-Sep-08        $    714,586,110.71
      -------------------------------------------------------------
           25-Sep-08           25-Oct-08        $    681,165,549.41
      -------------------------------------------------------------
           25-Oct-08           25-Nov-08        $    649,264,908.53
      -------------------------------------------------------------
           25-Nov-08           25-Dec-08        $    618,830,442.83
      -------------------------------------------------------------
           25-Dec-08           25-Jan-09        $    589,787,403.07
      -------------------------------------------------------------
           25-Jan-09           25-Feb-09        $    562,051,542.33
      -------------------------------------------------------------
*subject to adjustment in accordance with the Following Business Day Convention, with respect to Floating Amounts II only.